LEASE


         This lease is entered into on April 7, 1997, by and between Springrose Partners, L.L.P., a Minnesota limited liability partnership ("Landlord"), and Biosensor Corporation, a Minnesota corporation ("Tenant").

         1. DEFINITIONS:

         "Property" - The real property located at 7001 East Fish Lake Road in the City of Maple Grove, County of Hennepin and State of Minnesota legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements now or hereafter located thereon.

         "Building" - The office building containing approximately 17,000 square feet to be constructed on the Property by Landlord according to the Plans defined below.

         "Leased Property" - The part of the Building consisting of approximately 9,000 square feet, as measured from the outside walls of the Leased Property to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Leased Property includes a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Leased Property.

         "Commencement Date" - The earlier of January 1, 1998, or the date that Tenant begins conducting business in any part of the Leased Property.

         "Common Areas" - The entire areas as designated on Exhibit "B" to be used for non-exclusive use by Tenant and other Tenants in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas. Subject to reasonable rules and regulations to the promulgated by Landlord, the common areas are available to Tenant and its employees, agents, customers, and invitees for reasonable use in common with other Tenants, their employees, agents, customers and invitees.

         "Plans" - The Plans and Specifications dated April 1, 1997, prepared by Houwman Architects, as modified from time to time. Any modifications affecting the Leased Property must be approved by Tenant in writing.

         "Rent" - The Base Rent and Additional Rent as defined herein.

         2. TERM: For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained, Landlord hereby lets, leases and demises to Tenant the Leased Property for the term beginning on the Commencement Date and ending on December 31, 2003 ("the Expiration Date"), unless sooner terminated or extended as hereinafter provided. Provided Tenant is not then in default, Tenant shall have three successive options to renew this Lease for successive terms of five years ("Renewal Term") at an increased rental as hereafter provided, and under the same terms, conditions, and provisions as herein provided for during the Initial Term. Each renewal option, to be effective, must be exercised by Tenant by written notice mailed to Landlord not less than six months prior to the expiration of the Initial Term or successive Renewal Term. If Tenant fails to exercise a renewal option,


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then this Lease and any remaining renewal options shall terminate at the end of the then current term. Any such notice of exercise shall be mailed pursuant to the notice provisions herein.

         3. RENT:

         a. Base Rent: Landlord reserves and Tenant shall pay Landlord Base Rent in equal monthly installments of $8,317.00, beginning on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term. If the Commencement Date falls on a date other than the first of a month, the rental for that month shall be prorated and adjusted accordingly. The Base Rent during each Renewal Term shall be determined according to the Consumer Price Index for the Minneapolis/St. Paul metropolitan area published by the Minneapolis Star Tribune in its Monday Business Section (the "CPI"). If the Minneapolis Star Tribune ceases to publish such information, then the Consumer Price Index for the Minneapolis/St. Paul metropolitan area published by the Bureau of Labor Statistics of the U.S. Department of Labor shall be used as the CPI. The CPI as reported on the Monday preceding the Commencement Date in the Minneapolis Star Tribune Business Section shall be used as the base and the Base Rent shall be adjusted in direct proportion to the change in the CPI, rounded to the nearest 1/10 of a percent. If the adjusted Base Rent according to the CPI would be less than the beginning Base Rent, then the adjusted BaseRent shall be the amount of the beginning Base Rent.

         b. Additional Rent: Tenant shall pay to Landlord throughout the term of this Lease and any Renewal Term as "Additional Rent" an amount equal to the following:

                  i. A sum equal to 62.5% of the Real Estate Taxes. The term "Real Estate Taxes" shall mean all real estate taxes, and all installments of assessments and any taxes in lieu thereof levied upon or assessed against the Property of which the Leased Property is a part.

                  ii. If the taxing authorities include in the determination of the Real Estate Taxes the value of any improvements made by Tenant, or of machinery, equipment, fixtures, inventory or other personal property or assets of Tenant, then Tenant shall pay all the Real Estate Taxes attributable to such items in addition to its percentage share of the Real Estate Taxes. A photostatic copy of the tax statement submitted by Landlord to Tenant shall be sufficient evidence of the amount of the Real Estate Taxes and of the items taxed.

                  iii. A sum equal to 62.5% of the annual aggregate operating expenses incurred by Landlord in the operation, maintenance and repair of the Property. The term "Operating Expenses" shall include but not be limited to maintenance, repair, replacement and care of all heating, lighting, plumbing, sprinkling and air conditioning fixtures, equipment and


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                           systems, roofs, floors, parking and landscaped areas,
                           common areas, and signs; snow removal; nonstructural repair and maintenance of the exterior of the Building; insurance premiums; management fee; wages and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes; and the cost of any capital improvements made to the Building by Landlord after the Base Year which result in a reduction of Operating Expenses or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed (amortized over such reasonable period as Landlord shall determine together with interest at the rate of 12% per annum on the unamortized balance).

                  iv. The cost of any services provided to Tenant by Landlord pursuant to paragraph 5, below. The following are expressly excluded from the term "Operating Expenses":

                           (1) Any charge for depreciation of the Building or Premises or any equipment located thereon, and any interest or other financing charge.

                           (2) All costs relating to activities for the solicitation and execution of leases of space in the Building.

                           (3) All costs for which Tenant or any other tenant of the Building is being charged other than pursuant to the operating expenses clause set forth in this Lease or comparable operating expenses clauses.

                           (4) The cost of any repair made by Landlord because of the total or partial destruction of the Premises or the condemnation of a portion of the Premises.

                           (5) The cost of any items for which Landlord is reimbursed by insurance or otherwise compensated by parties other than by tenants of the Building pursuant to an operating expenses clause.

                           (6) Any operating expense representing an amount paid to a related corporation, entity or person which is in excess of the amount which would be paid in the absence of such relationship.

                           (7) The cost of alterations of space in the Building leased to other tenants.

                  v. The payment of the above Additional Rent shall be in addition to the Base Rent. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Landlord setting forth the


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                           computation of the amount due from Tenant. If the
                           lease term shall begin or expire at any time during the calendar year, Tenant shall be responsible for its pro-rata share of Additional Rent during the Lease and/or occupancy time. Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Landlord may estimate the Additional Rent for each calendar year. The estimates shall be in writing and will be delivered or mailed to Tenant at the Property. If the estimate is delivered to Tenant before the first day of January of a calendar year, the Additional Rent so estimated shall be payable in equal monthly installments, in advance, on the first day of each month during the calendar year. If the estimate is delivered to Tenant after the first day of January of a calendar year, the Additional Rent so estimated shall be payable in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in the calendar year. After the end of each calendar year during the term of this Lease or any renewal or extension thereof, Landlord shall determine the actual amount of Tenant's Additional Rent payable in such calendar year and deliver a written certification of the amounts to Tenant. If Tenant has underpaid its Additional Rent for such calendar year, Tenant shall pay the balance of the Additional Rent within ten
                           (10) days after the receipt of such statement. If Tenant has overpaid its Additional Rent for such calendar year, Landlord shall either (i) refund the excess, or (ii) credit the excess against the most current monthly installment or installments due Landlord for its estimate of Tenant's Additional Rent for the next following calendar year. A prorata adjustment of the Additional Rent shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Tenant or credits due Tenant as a result of the provisions of this Article III shall be adjusted accordingly.

         4. COVENANT TO PAY RENT: The covenants of Tenant to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Landlord at 12505 58th Avenue North, Plymouth, Minnesota 55442.

         5. UTILITIES: Landlord shall provide mains and conduits to the Property for water, gas, electricity and sanitary sewage. Tenant shall pay, when due, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, fuel oil, L. P. gas, telephone and/or other utility services or energy source furnished to the Leased Property during the term of this Lease, or any renewal of extension thereof. If Landlord elects to furnish any of the foregoing services, the rate charged by Landlord for the service shall not exceed the rate Tenant would be required to pay to a


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utility company or service company furnishing any service. The charges for any service provided by Landlord shall be included in the Additional Rent in accordance with paragraph 3, above.

         6. CARE AND REPAIR OF LEASED PROPERTY:

         a. Tenant shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Leased Property in a clean, safe, sanitary and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Tenant's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Tenant shall be equal in quality and class to the original work. The Tenant shall keep and maintain all portions of the Leased Property and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

         b. If Tenant fails, refuses or neglects to maintain or repair the Leased Property as required in this Lease after notice shall have been given Tenant as provided in this Lease, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord all costs plus 15% for overhead incurred by Landlord in making such repairs by Landlord upon presentation to Tenant of bill therefor.

         c. Landlord shall repair, at its expense, the structural portions of the Building, provided however where structural repairs are required to be made by reason of the acts of Tenant, the costs thereof shall be borne by Tenant and payable by Tenant to Landlord upon demand.

         d. The Landlord shall be responsible for performing all outside maintenance of the Property, including grounds and parking areas. All such maintenance shall be performed as reasonably necessary to the comfortable use and occupancy of the Leased Property provided that the Landlord shall not be liable for damages for failure to do so caused by matters beyond its control.

         e. Except for items to be maintained by Tenant as expressly provided in Paragraph 6A, above, Landlord shall maintain the Premises in a good, clean, and safe condition and make repairs, restorations and replacements to the Premises as and when needed to preserve them in good working order and condition, reasonable wear and tear excepted. All such repairs, restorations and replacements shall be in a quality and class equal to the original work and installations.


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         f.       Any work performed by Landlord pursuant to the Lease shall, to the extent reasonably possible, be done in a manner so as to minimize the inconvenience to and disruption of Tenant's use of the Demised Premises.

         7. SIGNS: No sign, lettering, picture, notice or advertisement (Signs) may be installed on or in any part of the Property and visible from the exterior of the Building, or visible from the exterior of the Leased Property, except Signs installed in conformance with the Sign Criteria in Exhibit "E" attached hereto at Tenant's sole cost and expense. Signs shall be maintained by Tenant at Tenant's expense. If a Sign does not conform to the Sign Criteria, or if Tenant fails to maintain the Sign or fails to remove it at the termination of this Lease, Landlord may perform maintenance or remove the Sign without any liability and may charge the expense incurred by such maintenance or removal to Tenant.

         8. ALTERATIONS, INSTALLATION, FIXTURES: Except as hereinafter provided, Tenant shall not make any alteration, additions, or improvements in or to the Leased Property or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Landlord. If alterations are required by any governmental agency by reason of the use and occupancy of the Leased Property by Tenant, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's approval of plans and specifications therefor and furnishing such indemnification as Landlord may reasonably require against liens, costs, damages and expenses arising out of such alterations. Alterations or additions by Tenant must be built in compliance with all laws, ordinances and governmental regulations affecting the Property and Tenant shall warrant to Landlord that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only after Tenant obtains and exhibits to Landlord the required approvals, licenses, permits and indemnification. All alterations, installations, physical additions or improvements to the Leased Property made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default.

         9. POSSESSION: Except as hereinafter provided, Landlord shall deliver possession of the Leased Property to Tenant in the condition required by this Lease on or before the Commencement Date. The rent herein reserved shall commence on the Commencement Date. Landlord shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Leased Property.

         10. SECURITY AND DAMAGE DEPOSIT: Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of $18,000.00 (the "Deposit"), receipt of which is acknowledged hereby by Landlord, to be held by Landlord, without liability for interest, as a security and damage deposit for the faithful performance by Tenant during the term hereof or any extension hereof. Prior to the time when Tenant shall be entitled to the return of the Deposit, Landlord may commingle the Deposit with Landlord's own funds and to use the Deposit for such purposes as Landlord may determine. If Tenant fails to keep and perform the terms, covenants and conditions of this Lease, then Landlord, either with or without terminating this Lease, may (but shall not be required to) apply such portion of the Deposit as may be necessary to compensate or repay Landlord for all losses or damages sustained or to be sustained by Landlord due to such breach on the part of Tenant, including,


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but not limited to overdue and unpaid rent, any other sum payable by Tenant to
Landlord pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Leased Property, and reasonable attorneys' fees incurred by Landlord. Should the entire Deposit or any portion thereof, be appropriated and applied by Landlord, in accordance with the provisions of this paragraph, Tenant upon written demand by Landlord, shall remit forthwith to Landlord a sufficient amount of cash to restore the Deposit to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. The Deposit shall be returned to Tenant, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Tenant shall have no right to anticipate return of the Deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

         If Landlord shall sell the Property, or shall otherwise convey or dispose of its interest in this Lease, Landlord may assign the Deposit or any balance thereof to Landlord' assignee, whereupon Landlord shall be released from all liability for the return or repayment of the Deposit and Tenant shall look solely to the said assignee for the return an repayment of the Deposit. The Deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and any assignment or encumbrance without such consent shall not bind Landlord. In the event of any rightful and permitted assignment of this Lease by Tenant, the Deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further liability with respect to the return of the Deposit to Tenant.

         11. USE: The Leased Property shall be used and occupied by Tenant solely for the purposes of product development, assembly, sales and distribution (the "Permitted Use") in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Property. The Leased Property shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Landlord shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. The Leased Property shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Property. Tenant shall occupy the Leased Property and conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, and reputable and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy or disturb any other tenant in the Building in its normal business operations or Landlord in its management of the Building. Tenant's use of the Leased Property shall conform to all the Landlord's rules and regulations relating to the use of the Property. Outside storage on the Property of any type of equipment, property or materials owned or used on the Property by Tenant or its customers and suppliers shall not be permitted.

         12. HAZARDOUS SUBSTANCES: As used in this Paragraph 12 the term "Hazardous Substances" shall mean and refer to asbestos, urea formaldehyde, polychlorinated biphenyls, nuclear fuel or materials, radioactive materials, explosives, known carcinogens, petroleum products and by-products, and any pollutant, contaminant, chemical, material or substance defined as hazardous or as a pollutant or a contaminant in, or the release or disposal of which is regulated by any Environmental Law.


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         As used in this Paragraph 12 the term "Environmental Law" shall mean and refer to the Comprehensive Environmental Response and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601 et seq.; the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss. 6901 et seq.; the Clean Water Act, 33 U.S.C. ss. 1321 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq., the Minnesota Environmental Response and Liability Act ("MERLA"), Minn. Stat. Ch. 115B; the Minnesota Petroleum Tank Release Cleanup Act, Minn. Stat. Ch. 115C; and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which relates to or deals with human health or the environment, including, without limitation, all regulations promulgated by a regulatory body pursuant to any such statute, law or ordinance.

         Tenant covenants, represents and warrants to Landlord, its successors and assigns, that it will not use or permit the Property to be used, whether directly or through contractors, agents or subtenants, for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any Hazardous Substances except as reasonably necessary or useful to the Permitted Use of the Leased Property. If, as a reasonably necessary incident of its Permitted Use of the Leased Property, Tenant does place or use Hazardous Substances in or on the Property, Tenant will exercise due care with respect to such Hazardous Substances, will comply with all applicable laws and regulations relating to the generation, use, storage, treatment and disposal of such Hazardous Substances, including reporting and employee disclosure requirements, and will provide to Landlord any applicable material safety data sheets regarding said Hazardous Substances as well as a written description of the amount of such Hazardous Substances to be brought upon or into the Property and the common and recognized chemical name of such Hazardous Substances. Landlord or Landlord's representative shall have the right, but not the obligation, to enter the Leased Property for the purposes of inspecting the storage, use and disposal of Hazardous Substances to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that said Hazardous Substances are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as required by Landlord. Should Tenant fail to take such corrective action within twenty-four (24) hours, Landlord shall have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the Lease, the Property is found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, fines, reimbursement, restitution, response costs, cleanup costs, and obligations (including investigative responses and attorney's fees) of any nature arising from or as a result of the use of the premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

         Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, damage, expense or cost, including all attorneys' fees incurred in connection with the defense of any court action or administrative proceeding against the Landlord, arising out of Tenant's breach of any of the warranties and covenants set forth in this Paragraph 12. These covenants, representations and warranties shall survive the expiration or termination of the Lease for the benefit of Landlord and any successors and assigns of Landlord, including any subsequent owner of the Property.

         Landlord covenants, represents and warrants to Tenant, its successors and assigns:


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         a.       To the best of Landlord's knowledge, there are no Hazardous
                  Substances located in, on or under or about the Leased Property other than those disclosed to it by Tenant, owned and used by Tenant in connection with its Permitted Use of the Leased Property.

         b. To the best of Landlord's knowledge, no Hazardous Substances have ever been spilled, leaked, pumped, poured, emitted, emptied, discharged, injected, dumped or permitted to escape or leach into the environment on the Property.

         c. There are no above-ground or underground storage tanks located on the Property.

         d. To the best of Landlord's knowledge, no governmental entity has ever taken any investigative or enforcement action with respect to the Property for violation of any Environmental Law.

         Landlord shall indemnify, defend and hold Tenant harmless from and against any all loss, damage, expense or cost, including all attorneys' fees incurred in connection with the defense of any court action or administrative proceeding against the Tenant, arising out of Landlord's breach of any of the warranties and covenants set forth in this Paragraph 12. These covenants, representations and warranties shall survive the expiration or termination of this Lease for the benefit of Tenant and any successors and assigns of Tenant.

         13. ACCESS TO LEASED PROPERTY: The Tenant agrees to permit Landlord and the authorized representatives of the Landlord to enter the Leased Property at all times during usual business hours for the purpose of inspecting and making any necessary repairs to the Leased Property and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or that the Landlord may deem necessary to prevent waste or deterioration in connection with the Leased Property. Nothing herein shall imply any duty upon the part of the Landlord to do any such work which, under any provision of this Lease, the Tenant may be required to perform, and the performance thereof by the Landlord shall not constitute a waiver of the Tenant's default in failure to perform the same. The Landlord may, during the progress of any work in the Leased Property, keep and store upon the Leased Property all necessary materials, tools and equipment. The Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Tenant by reason of making repairs or the performance of any work in the Leased Property, or on account of bringing materials, supplies and equipment into or through the Leased Property during the course thereof and the obligations of the Tenant under this Lease shall not thereby be affected in any manner whatsoever.

         Landlord reserves the right to enter upon the Leased Property at any time in the event of an emergency and at reasonable hours to exhibit the Leased Property to prospective purchasers or others; and to exhibit the Leased Property to prospective tenants and to display "For Rent" or similar signs on windows or doors in the Leased Property during the last 180 days of the term of this Lease, all without hindrance or molestation by Tenant.


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         14. EMINENT DOMAIN: In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof of the Property occurs during the Term hereof, the following provisions shall apply:

         a. If the whole of the Property shall be acquired or condemned by eminent domain, then the term of this Lease shall cease and terminate as of the date possession of the Property is taken by the condemning authority in such proceeding (the "Taking Date") and all rentals shall be paid up to that date.

         b. If any part constituting less than the whole of the Property shall be acquired or condemned as aforesaid, if in the reasonable opinion of Landlord, such partial taking or condemnation shall materially affect the Leased Property so as to render the Leased Property unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the Taking Date and rent shall be paid to the date of such termination.

         If, in the reasonable opinion of the Landlord, a partial taking or condemnation of the Property does not materially affect the Leased Property so as to render the Leased Property unsuitable for the business of the Tenant, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent from and after the Taking Date based on the portion, if any, of the Leased Property taken. Landlord reserves the right, at its option, to restore the Building and the Leased Property to substantially the same condition as they were prior to such condemnation. In such event, Landlord shall give written notice to Tenant, within 30 days following the Taking Date, of Landlord's intention to restore. Upon Landlord's notice of election to restore, Landlord shall commence restoration and shall restore the Building and the Leased Property with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of condemnation or sale proceeds adjustments by Landlord; and Tenant shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Leased Property restored.

         c. Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right to claim to any part thereof.

         d. Although all damages in the event of any condemnation shall belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Property, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

         15. DAMAGE OR DESTRUCTION: If any damage or destruction to the Property by fire or other cause occurs during the term hereof, the following provisions shall apply:

         a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the sixtieth (60th) day following the damage, give Tenant written notice of Landlord's election to terminate this Lease.

         b. If the cost of restoration as estimated by Landlord will equal or exceed fifty percent (50%) of said replacement value of the Building and if, in the reasonable opinion of Tenant, the Leased Property is not suitable as a result of said damage for the purposes for which they are Leased hereunder, then Tenant may, no later than the sixtieth (60th) day following the damage, give Landlord a written notice of election to terminate this Lease.

         c. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Leased Property with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord; and Tenant shall have no right to terminate this Lease except as herein provided. Landlord shall not be responsible for restoring or repairing leasehold improvements of the Tenant.

         d. If either Landlord or Tenant elects to terminate the Lease, then this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid through that date. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

         e. If damage to the Building materially affects the Leased Property so as to render it unsuitable in whole or in part for the Permitted Uses, then, unless such damage was wholly or partially caused by Tenant, its employees, contractors or licensees, a portion of the rent based upon the amount of the extent to which the Leased Property are rendered unsuitable shall be abated until repaired or restored. If the damage was wholly or partially caused by Tenant, its employees, contractors or licensees, and if Landlord shall elect to rebuild, the rent shall not abate and the Tenant shall remain liable for the same.

         16. CASUALTY INSURANCE:

         a. Landlord shall at all times during the term of this Lease maintain a policy or policies of insurance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion or other insurable hazards and contingencies for the full replacement value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies which Tenant may bring upon the

                  Leased Property or any additional improvements which Tenant may construct or install on the Leased Property.

         b. Tenant shall not carry any stock of goods or do anything in or about the Leased Property which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

         c. Landlord hereby waives and releases all claims, liabilities and causes of action against Tenant and its agents, servants and employees for loss or damage to, or destruction of, the Property or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Tenant hereby waives and releases all claims, liabilities and causes of action against Landlord and its agents, servants and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Tenant or of others in, upon or about the Property resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Tenant's insurer shall consent thereto.

         d. If the use of the Leased Property by Tenant increases the premium rate for insurance carried by Landlord on the improvements of which the Leased Property is a part, Tenant shall pay Landlord, upon demand, the amount of such premium increase. If Tenant installs any electrical equipment that overloads the power lines to the Building or its wiring, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

         17. LIABILITY INSURANCE: Landlord shall not be liable to Tenant or those claiming through or under Tenant, for injury, death or property damage occurring in, on or about the Property and appurtenances thereto, and Tenant shall indemnify Landlord and hold Landlord harmless from any claim or damage arising out of any injury, death, or property damage occurring in, on or about the Property to Tenant or any employee, customer, or invitee of Tenant. Without limiting the foregoing, Tenant shall procure and maintain a policy or policies of insurance at its own cost an expense, insuring Landlord and Tenant from all claims, demands, or actions for injury or death, made by or on behalf of any person or persons, firm, or corporation arising from, related to, or connected with, the conduct and operation of the Leased Property. Said insurance shall be a minimum of $1,000,000 Combined Single Limit for Bodily Injury and/or Property Damage Each Occurrence and shall not be subject to cancellation except after at least thirty (30) days prior written notice to Landlord and the policy or policies or duly executed certificate or certificates for the same, showing the Landlord as an Additional Insured with respect to the Leased Property, together with satisfactory evidence of the payment of premium thereon, shall be deposited with Landlord at the commencement of the term and renewals thereof not less than thirty (30) days prior to the expiration of the term of such coverage.

         18. DEFAULT OF TENANT:

         a.       If Tenant fails to pay any rental due hereunder within five
                  (5) days after the same shall be due, or fails to perform any other term, condition or covenant of this Lease for more than ten (10) days after written notice of such failure shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Landlord pursuant to the terms of this Lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall file against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon the Leased Property or suffer this Lease to be taken under any writ of execution, then in any such event Tenant shall be in default hereunder, and Landlord, in addition to other rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         b. Should Landlord elect to re-enter the Leased Property as herein provided, or should it take possession of the Leased Property pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rental received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of residue and unpaid hereunder, and the rent due, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant, upon demand, shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Leased Property by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time after such re-entry and reletting elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Property, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Property for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

         c. Landlord may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of Tenant herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Tenant, as Additional Rent, upon demand.

         d. If suit shall be brought for recovery of possession of the Leased Property, for the recovery of Rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable attorney's fees, together with interest on all such expenses at the rate of 12% percent per annum from the date of such breach of the covenants of this Lease.

         e. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Property, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise. Tenant also waives any demand for possession of the Leased Property, and any demand for payment of rent and any notice of intent to re-enter the Leased Property, or of intent to terminate this Lease, other than the notices above provided in this Article, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

         f. No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Landlord or Tenant shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

         19. COVENANTS TO HOLD HARMLESS: Unless the liability for damage or loss is caused by the negligence of Landlord, its agents or employees, Tenant shall hold harmless Landlord from any liability for damages to any person or property in or upon the Property, including the person and property of Tenant and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Tenant's failure to perform the covenants of this Lease. All property kept, maintained or stored on the Property shall be so kept, maintained or stored at the sole risk of Tenant. Tenant agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Tenant on or about the Property, and not furnished on order of Landlord, which may be secured by any Mechanic's, Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Tenant may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Tenant shall forthwith pay and discharge said judgment. Landlord shall have the right to post and maintain on the Property, notices of non-responsibility under the laws of the State of Minnesota.

         20. NON-LIABILITY: Subject to the terms and conditions of paragraph 16 hereof, Landlord shall not be liable for any damage to property of Tenant or of others located on the Property, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from time, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Property or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other Tenants or persons in the Property, occupants of adjacent property, of the buildings, or the public or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Leased Property. All property of Tenant kept or stored on the Leased Property shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising our of damage to the same, including subrogation claims by Tenant's insurance carrier.

         21. SUBORDINATION & ESTOPPELS: This Lease shall be subordinate to any mortgages that may now exist or that may hereafter be placed upon the Property and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. If Landlord executes after the date of this Lease any such mortgage, renewal, replacement or extension, Tenant agrees, upon receipt of a request from Landlord therefor, execute and deliver to Landlord or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Property, an Estoppel Certificate and a Subordination and Attornment Agreement in the forms attached hereto as Exhibit "D".

         22. ASSIGNMENT OR SUBLETTING BY Tenant: Tenant agrees to use and occupy the Leased Property throughout the entire term hereof for the Permitted Uses and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Leased Property, or any part thereof, whether by voluntary act, operation of law, merger or otherwise, without obtaining the prior consent of Landlord in each instance. If Tenant is a partnership, or a non-publicly traded corporation, transfers of a total of 25% or more of the ownership interest of Tenant shall be deemed an assignment of this Lease. Tenant shall seek such consent of Landlord by a written request therefor, setting forth such information as Landlord may deem necessary. Landlord agrees not to withhold consent unreasonably. Consent by Landlord to any assignment of this Lease or to any subletting of the Leased Property shall not be a waiver of Landlord's right under this Article as to any further assignment or subletting. No such assignment or subleasing shall relieve the Tenant from any of Tenant's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, subtenant or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Landlord, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant and shall agree in writing to be bound thereby. Should Tenant sublease in accordance with the terms of this Lease, all rental received by Tenant in excess of the per square foot rental rate which is being paid by Tenant shall be forwarded to and belong to Landlord, which increase shall be in addition to the Base Rent and Additional Rent due Landlord under this Lease.

         23. ATTORNMENT: If Landlord sells or assigns its interest in the Property, or the Building in which the Leased Property is located, or this Lease, or if the Property comes into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Tenant shall attorn to such assignee or other party and recognize such party as Landlord hereunder; provided, however, Tenant's peaceable possession will not be disturbed so long as Tenant faithfully performs its obligations under this Lease. Tenant shall execute, on demand, any attornment agreement required by any such party to be executed containing such provisions and such other provisions as such party may require.

         24. NOVATION IN THE EVENT OF SALE: If Landlord sells the Leased Property, Landlord shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all of the covenants and obligations of Landlord herein accruing from and after the date of sale. Landlord shall cause to be included in the agreement of sale and purchase a covenant whereby the purchaser of the Leased Property assumes and agrees to carry out all of the covenants and obligations of the Landlord arising from and after the date of closing of the sale.

         The Tenant agrees at any time and from time to time upon not less than ten (10) days prior written request by the Landlord to execute, acknowledge and deliver to the Landlord an Estoppel Certificate in the form attached hereto as Exhibit "D", it being intended that the Estoppel Certificate may be relied upon by an prospective purchaser of the Property.

         25. SUCCESSORS AND ASSIGNS: The terms, covenants and conditions hereof shall be binding upon and inure to the heirs, representatives, successors and assigns of the parties hereto.

         26. UNIFORM COMMERCIAL CODE: The Tenant grants to the Landlord a lien upon all personal property of the Tenant in the Leased Property during said term to secure payment of the rent payable hereunder, and agrees that no such property shall be removed from the Leased Property without the consent of the Landlord while any installments of rent are past due, and during any other default in the conditions hereof.

         To the extent this Lease grants Landlord, or recognizes in Landlord any lien or rights greater than provided by the laws of the State of Minnesota pertaining to "Landlord's Liens," this Lease is intended and does constitute a security agreement within the meaning of the Uniform Commercial Code of the State of Minnesota, and Landlord, in addition to the rights prescribed herein shall have the rights, titles, liens and interests in and to Tenant's property nor or hereafter located in or upon the Leased Property which are granted a "secured party" as the term is defined under such Uniform Commercial Code to secure the payment to Landlord of amounts and monies due under this lease. Tenant will execute, on request of Landlord, and will deliver to Landlord a financing statement for the purpose of perfecting Landlord' security interest under this Lease or the Landlord may file this Lease as a security agreement.

         27. QUIET ENJOYMENT: Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate leased, and that Tenant, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Tenant's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Leased Property for the Permitted Uses subject to the terms and conditions of this Lease.

         28. RECORDING: Tenant shall not record this Lease without the written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of the Memorandum Lease for the purposes of recording. Said Memorandum Lease shall describe the parties, the Leased Property and the term of the Lease and shall incorporate this Lease by reference. This paragraph 28 shall not be construed to limit Landlord's right to file this Lease under paragraph 26 of this Lease.

         29. OVERDUE PAYMENTS: All payments due under this Lease from Tenant to Landlord shall be due on demand unless a payment time is otherwise specified in this Lease, and if not paid when due, shall bear interest at the rate of 12% per annum until paid.

         30. SURRENDER: On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Tenant shall peaceably surrender the Leased Property broom-clean in the same good order, condition and repair it was in at the commencement of this Lease, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Tenant shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Leased Property and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Tenant and at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Landlord or Tenant upon the Leased Property and all floor covering so installed shall, at the option of Landlord, either be removed by Tenant at its expense, or remain upon and be surrendered with the Leased Property as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Leased Property is not surrendered on the Expiration Date or the date of termination, Tenant shall indemnify Landlord against loss or liability claims, without limitation, made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the Leased Property to Landlord at the place then fixed for payment of rent and shall inform Landlord of combinations of any locks and safes on the Leased Property.

         Landlord may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of Tenant herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Tenant.

         31. HOLDING OVER: If Tenant remains in possession of the Leased Property after the Expiration Date of this Lease and without the execution of a new Lease, at the sole option of Landlord, it shall be deemed to be occupying the Leased Property as a Tenant from month to month, subject to all the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, provided however that the rent required to be paid by Tenant during any holdover period shall be two (2) times the sum of the Base Rent and additional rent per month.

         32. ABANDONMENT: If Tenant shall remove its fixtures, equipment or machinery or shall vacate the Leased Property or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Leased Property for a period of more than thirty
(30) consecutive days (except during any time when the Leased Property may be rendered untenantable by reason of fire or other casualty), then Tenant shall be deemed to have abandoned the Leased Property and Tenant shall be in default under the terms of this Lease.

         33. CONSENTS BY Landlord: Whenever provision is made under this Lease for Tenant securing the consent or approval by Landlord, such consent or approval shall only be in writing.

         34. NOTICES: Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Tenant at 7001 East Fish Lake Road, Maple Grove, Minnesota 55311, and to Landlord at the address then fixed for the payment of rent as provided in Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

         35. RULES AND REGULATIONS: Tenant shall observe and comply with the rule and regulations hereinafter set forth in Exhibit "C," and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant for the safety, care and cleanliness of the Building.

         36. INTENT OF PARTIES: Except as otherwise provided herein, the Tenant covenants and agrees that if it shall any time fail to pay any such cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Landlord may, but shall not be obligated so to do, and without notice to or demand upon the Tenant and without waiving or releasing the Tenant from any obligations of the Tenant in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Tenant to be made and performed as in this Lease provided, in such manner and to such extent as the Landlord may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums to paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by the Landlord, together with interest thereon at the rate of 12% per annum from the date of making of such expenditure by Landlord, shall be deemed additional rent hereunder, and shall be immediately due and payable to Landlord. Tenant covenants to pay and such sum or sums with interest as aforesaid and the Landlord shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent payable under this Lease.

         37. GENERAL: The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between the parties hereto being that of Landlord and Tenant.

         No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Landlord of any act by Tenant requiring Landlord's consent or approval shall not waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Landlord under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Tenant's possession of the Leased Property. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease.

         This Lease and the Exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Landlord and Tenant affecting the Leased Property and there are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alterations, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed in the same form and manner in which this Lease is executed.

         If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extend, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         38. CAPTIONS: The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

         39. RENT A SEPARATE COVENANT: Tenant shall not for any reason withhold or reduce Tenant's required payments of Base Rent, Additional Rent and other charges provided in this Lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations. In this regard it is specifically understood and agreed that in event Landlord commences any proceedings against Tenant for non-payment of rentals or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counterclaim or other claim against Landlord of whatever nature or description in any such proceedings; and in the event that Tenant interposes any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counterclaim or any other claim asserted by Tenant.

         40. JOINT AND SEVERAL LIABILITY: If two or more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named in this Lease shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

         41. CORPORATE TENANCY: If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Minnesota. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto.

         42. BROKERAGE COMMISSION: Tenant warrants that there are no claims for brokers' commissions or finder's fees in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorney's fees.

         43. EXHIBITS: Reference is made to Exhibits A through E, inclusive, which Exhibits are attached hereto and made a part hereof.

           Exhibit           Description
           -------           -----------
           Exhibit A         Legal Description
           Exhibit B         Leased Property
           Exhibit C         Building Rules and Regulations
           Exhibit D         Estoppel Certificate Form and Subordination Form
           Exhibit E         Sign Criteria

         IN WITNESS WHEREOF, the Landlord and the Tenant have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.

Landlord:

SPRINGROSE PARTNERS, L.L.P.

By  /s/ B. Steven Springrose
    B. Steven Springrose
    Its Managing Partner


Tenant:

BIOSENSOR CORPORATION

By  /s/ B. Steven Springrose
    B. Steven Springrose
    Its President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


That part of Government Lot 3, Section 27, Township 119, Range 22 lying North of Outlots A and L, Wedgwood Commerce Centre; and lying South of Block 1, Windcrest 2nd Addition; and lying West of the West lines of East Fish Lake Road and Wedgwood Road as described in Document No. 5402375; in Hennepin County, Minnesota.

                                    EXHIBIT B

                                 LEASED PROPERTY


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



                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS


         1. Any sign or lettering installed on or in any part of the Property and visible from the exterior of the Property shall be installed at Tenant's sole cost and expense and in compliance with the standard sign criteria of the Building. Anything herein to the contrary not withstanding, approval as to signs shall be subject to Landlord's approval, which may be withheld in Landlord's sole discretion. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

         2. No awning or other projection shall be attached to the outside walls of the Building.

         3. Tenant, its employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages in and about the Building which are used in common with other tenants and their employees, customers, guests and invitees, and which are not a part of the Property of Tenant. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the exterior of the Building and will promptly remove any such objects upon notice from Landlord.

         4. Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and operation of any device equipment, radio, television broadcasting or reception from or within the Building, aerials or similar devices inside or outside of the Property or on the Building without first obtaining approval of Landlord.

         5. Tenant shall not waste electricity, water or air conditioning furnished by Landlord, if any, and shall cooperate fully with Landlord to ensure the most effective operation of the Building's systems.

         6. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Property closed and secured after normal business hours.

         7. In no event, shall Tenant bring into the Building flammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Tenant to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Building shall at any time be increased, Tenant shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Landlord's other rights at law or in equity for Tenant's breach of this lease.

         8. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Property which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

         9. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for office/warehouse use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         10. The Property shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

         11. Tenant and Tenant's employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Landlord or Landlord's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

         12. Unless expressly permitted by the Landlord, no additional locks or similar devices shall be attached to any door or window and no keys, other than those provided by the Landlord, shall be made for any door. Additional keys will be furnished for a nominal charge. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys of the Property and shall explain to the Landlord all combination locks on safes, cabinets and vaults.
         13. Any carpeting cemented down shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Tenant, Landlord may charge the expense incurred by such removal to Tenant.

         14. The restrooms, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they are constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose employees, agents, visitors or Licensees have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         15. No electric or other wires for any purpose shall be brought into the leased Property without Landlord's written permission specifying the manner in which same may be done. Tenant shall not overload any utilities serving the Property.

         16. No dog or other animal shall be allowed in the Building except as required by laws and regulations relating to persons with disabilities.

         17. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways provided for such purposes. Tenant shall be responsible for any damage in the Building or the property of its employees or others and injuries sustained by any person resulting from the use or moving of such articles in or out of the Property, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         18. All safes, equipment or other heavy articles shall be carried in or out of the Property only in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Property or Building in which they are located, or to the other tenants or occupants of said Building. Tenant shall be responsible for any damage to the building or the property of its employees or others and injuries sustained by any person resulting from the use or moving of such articles in or out of the Property, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         19. Canvassing, soliciting, and peddling in or about the Building is prohibited and each Tenant shall cooperate to prevent the same.

         20. Wherein in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, employees, agents, clerks, invitees, and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, and visitors.

         21. Tenant, its employees, customers, invitees and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking, always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight.

         22. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by closing the doors or otherwise, for the safety of the tenant or the protection of the Building and the property therein. Landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion for the Building of any person.

         23. Tenant shall be responsible for all repair, maintenance and replacement of mechanical systems and devices directly associated with Tenant's Leased Property, including, but not limited to, heating and air conditioning equipment, water heaters, exhaust fans, plumbing and electrical. Landlord must be advised of any such repair, etc. and must approve of any such repairs.

         24. Alterations to the Leased Property by the Tenant of any nature shall require the written approval of the Landlord. Such approval shall be at the sole discretion of the Landlord. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

         25. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interest or for the best interest of the tenants of the Building.

                                    EXHIBIT D

                ESTOPPEL CERTIFICATE FORM AND SUBORDINATION FORM


                              ESTOPPEL CERTIFICATE


TO:      [Bank]

RE:      Real Estate Loan Made by [Bank] to


Ladies and Gentlemen:

         The undersigned (the "Tenant"), being a tenant under the lease referred to in Paragraph 1 below, understands that [Bank] (the "Lender"), is extending a real estate loan to __________________________________________________________
(the "Landlord"), in connection with real estate legally described on Exhibit A attached hereto, and, as a condition precedent to making such loan, the Lender is requiring and will be relying upon this letter. The Tenant therefore hereby certifies to the Lender as to the following:

         1. The Tenant is a tenant under a lease with the Landlord dated , 1997, demising the premises described therein (the "Leased Premises"), a complete and accurate copy of which has been attached hereto by the Tenant as Exhibit B (such lease being hereinafter referred to as the "Lease"). The term of the Lease commenced or commences on , 1997, and, exclusive of unexercised renewal options (as identified below) contained in the Lease, will expire on . The Tenant has options to renew the term of the Lease for years each. Except as contained in Exhibit B, there have been no amendments, modifications or revisions to the Lease or renewal options exercised or available to be exercised, and there are no agreements of any kind between the Landlord and the Tenant regarding the Leased Property other than the Lease.

         2. The Lease has been properly executed by the Tenant and is in full force and effect.

         3. No rent has been paid by the Tenant more than thirty (30) days in advance of its due date.

         4. The Lease has not been assigned by operation of law or otherwise by the Tenant, and no sublease, concession, agreement, or license covering the Leased Property, or any portion thereof, has been entered into by the Tenant.

         5. The Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default.

         6. The Tenant has no claim against the Landlord for any deposits of any kind except as follows:

               Type of Deposit                         Amount
               ---------------                         ------



         7. The Tenant has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Leased Property.

         8. The Tenant has no existing defenses, offsets, liens, claims or credits against the rentals or otherwise which presently exist or have accrued under the Lease or against the enforcement of the Lease by the Landlord.

         9. The Tenant agrees that, from and after the date of this certificate, the Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of the Lease nor to the termination thereof by the Landlord, and will not seek to terminate the Lease by reason of any act or omission of the Landlord, until the Tenant shall have first given written notice of such act or omission to the Lender at the Lender's office located at the address set forth above, and until thirty (30) days have elapsed following the giving of such notice, during which period the Lender shall have the right, but shall not be obligated, to remedy such act or omission.

         10. The Tenant acknowledges that the Lender and its successors and assigns will rely on this Estoppel Certificate and agrees that the Lender and its successors and assigns shall have the right to rely on this Estoppel Certificate.

Dated as of this __________ day of _________________, 1997.



                                      ________________________________________


                                      By: ____________________________________

                                          Its: _______________________________

                     SUBORDINATION AND ATTORNMENT AGREEMENT


         THIS AGREEMENT, made as of the ___________ day of ___________________,
1997, by _______________________, a _______________________ corporation (the
"Tenant"), in favor of ____________________________________________ (the
"Lender").

                                   WITNESSETH:

         WHEREAS, the Tenant and _____________________________ (the "Borrower"),
have entered into that certain lease (the "Lease") pursuant to which all or a portion of the real property legally described as set forth on Exhibit A attached hereto and the building located thereon (the "Leased Property") have been or will be leased by the Borrower to the Tenant; and

         WHEREAS, the Borrower has executed and delivered to the Lender that certain Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents (the "Mortgage"), pursuant to which the Borrower has granted a mortgage to the Lender in and to the Leased Property to secure repayment of certain indebtedness of the Borrower to the Lender; and

         WHEREAS, the Lender has made or will make a loan to the Borrower in reliance upon the subordination and attornment agreement of the Tenant set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and farther in consideration of the above-mentioned loan, the receipt and sufficiency of which are hereby acknowledged, the Tenant hereby agrees as follows:

         1. The Tenant hereby subordinates in all respects all of the Tenant's right, title and interest in and to the Leased Property under the Lease or otherwise (including, without limitation, any successor lease or subsequent lease or any other present or future agreement for occupancy of all or any portion of the real property described on Exhibit A) to the right, title and interest of the Lender in and to the Leased Property by virtue of the Mortgage, and without limiting the generality of the foregoing, the Tenant hereby acknowledges and agrees that any and all such right, title and interest, including, without limitation, any option to purchase the Leased Property granted to the Tenant pursuant to the Lease, are and shall be subject and subordinate to the Mortgage as fully as if the Mortgage were recorded prior to the recording of the Lease and the taking of possession of the Leased Property by the Tenant.

         2. The Tenant hereby agrees that, if the Lender or any purchaser of the Leased Property or any part thereof at a foreclosure sale succeeds to the interest of the Borrower under the Lease, whether by reason of foreclosure of the Mortgage or a deed in lieu of foreclosure, by reason of enforcement of the Lender's rights under the assignment of leases and rents portion of the Mortgage, or by any other manner, the Tenant shall be bound to such party under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof that may be effected in accordance with the Lease, with the same force and effect as if such party were originally the landlord under the Lease, and the

Tenant does hereby attorn to each of such parties as its landlord, such attornment to be automatically effective immediately upon such party succeeding to the interest of the landlord under the Lease without the execution of any further instruments on the part of any of the parties hereto; provided, however, that the Tenant shall be under no obligation to pay rent to any such party until the Tenant receives written notice that such party has succeeded to the interest of the landlord under the Lease; and the respective rights and obligations of the Tenant and such party upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals thereof, shall be and are the same as now set forth in the Lease, subject to any modification of the Lease made with the prior written consent of the Lender it being the intention of the parties hereto for such purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

         3. The Tenant: (a) is not presently engaged in nor does it presently permit; (b) has not at any time in the past engaged in nor permitted; (c) has no knowledge that any third person or entity has engaged in or permitted; and (d) will not in the future engage in or permit, any operations or activities upon, or any use or occupancy of the Leased Property, or any portion thereof, for the purpose of or in any way involving, the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substance, materials or wastes, or any wastes regulated under any local, state or federal law.

         4. The Tenant hereby acknowledges that the Lender has made or will make a loan to the Borrower in reliance upon the agreements, acknowledgments and subordination of the Tenant set forth herein.

         5. The Tenant hereby agrees that, until the indebtedness of the Borrower to the Lender is paid in full, the Tenant shall not collect or seek to collect from the Borrower by subrogation, offset or otherwise, any claim the Tenant has against the Borrower.

         6. The Tenant hereby agrees that this Agreement and each and every covenant, agreement and other provision hereof shall be binding upon the Tenant and its successors and assigns, including, without limitation, each and every holder of the Lease or any other person having an interest therein, and shall inure to the benefit of the Lender, its successors and assigns, and any other holder of the Mortgage.

         7. The Tenant hereby agrees that this Agreement is made and executed under, and in all respects is to be governed and construed by, the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Tenant has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  Tenant:

                                  ___________________________________________

                                  By: _______________________________________

                                      Its: __________________________________



STATE OF MINNESOTA      }
                        }  ss.
COUNTY OF ____________  }


         The foregoing instrument was acknowledged before me this ________ day of ______________, 1997 by __________________________________________ the
_______________________________________ of _________________________________, a
______________________________ corporation, for and on behalf of said corporation.


                                          ____________________________________
                                          Notary Public


This instrument drafted by:
BEST & FLANAGAN (RAP)
Professional Limited Liability Partnership
4000 First Bank Place
601 Second Avenue South
Minneapolis, MN  55402-4331

     [GRAPHIC - 4 PAGES OF STRUCTURAL PLANS FOR BIOSENSOR BUILDING(COPIES)]